SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only

[X]  Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: _____
     (2)  Aggregate number of securities to which transaction applies: ________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______
     (4)  Proposed maximum aggregate value of transaction: ____________
     (5)  Total fee paid: _____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid: ____________________________________________
     (2)  Form, schedule or registration statement no.:_________________________
     (3)  Filing party: ______________________________________________________
     (4)  Date filed: _______________________________________________________


[Willow Grove Bancorp, Inc. Logo]










                                                          October 10, 2003


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Willow Grove Bancorp, Inc. The meeting will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003 at 11:00 a.m., Eastern Time.

     At the annual meeting, you will be asked to elect three directors for three year terms and ratify the appointment of KPMG LLP as our independent auditors for the year ending June 30, 2004. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Willow Grove Bancorp, Inc. is sincerely appreciated.

                              Very truly yours,

                              /s/ Frederick A. Marcell Jr.

                              Frederick A. Marcell Jr.
                              President and Chief Executive Officer



                         WILLOW GROVE BANCORP, INC.
                          Welsh & Norristown Roads
                       Maple Glen, Pennsylvania 19002
                              (215) 646-5405
                           ____________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on November 12, 2003
                           ____________________



     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Willow Grove Bancorp, Inc. will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term expiring in 2006 and until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2004; and

     (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

     Our stockholders of record as of September 22, 2003 are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Christopher E. Bell

                                       Christopher E. Bell
                                       Corporate Secretary


Maple Glen, Pennsylvania
October 10, 2003






____________________________________________________________________________
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the annual meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.
____________________________________________________________________________


                             TABLE OF CONTENTS



                                                                        Page
                                                                        ____

About the Annual Meeting of Stockholders . . . . . . . . . . . . .        1
Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers. . . . . . . . . . . . . . . . .        3
  Election of Directors. . . . . . . . . . . . . . . . . . . . . .        3
  Directors Whose Terms are Continuing . . . . . . . . . . . . . .        4
  Director Nominations; Meetings of the Board of Directors of
   Willow Grove Bancorp. . . . . . . . . . . . . . . . . . . . . .        4
  Stockholder Nominations. . . . . . . . . . . . . . . . . . . . .        4
  Executive Officers Who Are Not Directors . . . . . . . . . . . .        5
  Committees of the Board of Directors . . . . . . . . . . . . . .        5
  Compensation Committee Interlocks and Insider Participation. . .        6
  Directors' Compensation. . . . . . . . . . . . . . . . . . . . .        6
Executive Compensation . . . . . . . . . . . . . . . . . . . . . .        7
  Summary Compensation Table . . . . . . . . . . . . . . . . . . .        7
  Employment Agreements. . . . . . . . . . . . . . . . . . . . . .        8
  Money Purchase Plan. . . . . . . . . . . . . . . . . . . . . . .        9
  Supplemental Executive Retirement Plan . . . . . . . . . . . . .        9
  Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .        9
  Transactions with Certain Related Persons. . . . . . . . . . . .       10
Report of the Compensation Committee . . . . . . . . . . . . . . .       10
Performance Graph. . . . . . . . . . . . . . . . . . . . . . . . .       13
Beneficial Ownership of Common Stock by Certain Beneficial Owners
 and Management. . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Section 16(a) Beneficial Ownership Reporting Compliance. . . . .       16
Ratification of Appointment of Auditors. . . . . . . . . . . . . .       17
  Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Audit Related Fees . . . . . . . . . . . . . . . . . . . . . . .       17
  Tax Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  All Other Fees . . . . . . . . . . . . . . . . . . . . . . . . .       17
Report of the Audit Committee. . . . . . . . . . . . . . . . . . .       18
Stockholder Proposals. . . . . . . . . . . . . . . . . . . . . . .       18
Annual Reports . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Appendix A - Charter of the Compensation Committee of the Board
 of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . .      A-1



                        WILLOW GROVE BANCORP, INC.
                         Welsh & Norristown Roads
                      Maple Glen, Pennsylvania 19002
                              (215) 646-5405
                          _____________________

                             PROXY STATEMENT
                          _____________________


     This Proxy Statement is furnished to holders of common stock of Willow Grove Bancorp, Inc., the parent holding company of Willow Grove Bank. Our Board of Directors is soliciting proxies to be used at the annual meeting of stockholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003 at 11:00 a.m., Eastern Time, and at any adjournment of the annual meeting for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 10, 2003.

_____________________________________________________________________________

                 ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
_____________________________________________________________________________

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of Willow Grove Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, September 22, 2003, are entitled to vote at the meeting. On the record date, we had 10,230,808 shares of common stock, issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary of Willow Grove Bancorp, Mr. Christopher E. Bell, Corporate Secretary, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote for the nominees for director described herein and for ratification of the appointment of KPMG LLP for fiscal 2004.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the election of directors or the proposal to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposals to elect directors and ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

_____________________________________________________________________________

       INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS
_____________________________________________________________________________

Election of Directors

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

     At the annual meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2006 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Each nominee currently serves as a director of us and of Willow Grove Bank and has served as one of Willow Grove Bancorp's initial directors since December 2001. In addition, each of our directors also served as a director of the former Willow Grove Bancorp, before our "second step" conversion from the mutual holding company form to stock holding company form of organization from 1998 to April 2002, other than Ms. Loring who served since 2000.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Willow Grove Bank. Ages are reflected as of June 30, 2003.


        Nominees for Director for Three-Year Terms Expiring in 2006




                            Position with Willow Grove Bancorp and  Director of
                                 Principal Occupation During        Willow Grove
      Name           Age             the Past Five Years            Bank Since
__________________  ______  ______________________________________  ____________

Lewis W. Hull         86    Director. President and controlling         1973
                            shareholder of HullVac Pump
                            Corporation and Hull Freeze-dry
                            Corporation since July 2002, a capital
                            equipment manufacturer for industries
                            including food, pharmaceuticals,
                            telecommunications and plastics,
                            Warminster, Pennsylvania; previously,
                            Chairman of Hull Corp., Warminster,
                            Pennsylvania.

Charles F. Kremp,     60    Director. Owner of Kremp Florist,           1994
3rd                         Willow Grove, Pennsylvania.

Rosemary C. Loring,   53    Director. President of the Remedy           2000
Esq.                        Intelligent Staffing franchise in
                            Bucks and Montgomery Counties,
                            Pennsylvania since 1996; previously,
                            Regional Vice President-Consumer
                            Banking for First Union National Bank.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Directors Whose Terms are Continuing

                   Directors Whose Terms Expire in 2004


                           Position with Willow Grove Bancorp and  Director of
                                 Principal Occupation During       Willow Grove
      Name         Age               the Past Five Years           Bank Since
________________  _____    ______________________________________  ____________

Frederick A.        65     Director, President and Chief               1992
Marcell Jr.                Executive Officer. President and Chief
                           Executive Officer of Willow Grove Bank
                           since April 1992 and of Willow Grove
                           Bancorp and its predecessor company,
                           since December 1998.

William B.          56     Director. Independent real estate           1996
Weihenmayer                investor, Huntingdon Valley,
                           Pennsylvania, since March 1990;
                           previously, a partner of The Linpro
                           Company, a national real estate
                           developer.


                    Directors Whose Terms Expire in 2005


                           Position with Willow Grove Bancorp and  Director of
                                 Principal Occupation During       Willow Grove
      Name         Age               the Past Five Years           Bank Since
________________  _____    ______________________________________  ____________

William W. Langan   62     Chairman of the Board. Retired since        1986
                           March 2001; previously, President and
                           Owner of Marmetal Industries, Inc., a
                           manufacturer of precision machined
                           components and tooling for the marine,
                           aerospace, utilities and related
                           industries, Horsham, Pennsylvania.


A. Brent O'Brien    65     Director. Consultant to Bean, Mason &       1996
                           Eyer, Inc., an insurance broker firm
                           in Doylestown, Pennsylvania, since
                           January 2000; previously, President
                           and owner of Bean, Mason & Eyer, Inc.

Samuel H. Ramsey,   60     Director. Owner of Samuel H. Ramsey,        1988
III                        III, Certified Public Accountants
                           since 1973; also, investment adviser,
                           AXA Advisers, LLC, Bellevue,
                           Washington since October 2000.


Director Nominations; Meetings of the Board of Directors of Willow Grove
Bancorp

     Nominations for director of Willow Grove Bancorp are made by a committee of three non-employee members of the Board of Directors of Willow Grove Bancorp and are ratified by the entire Board. During the fiscal year ended June 30, 2003, the Board of Directors of Willow Grove Bancorp met 13 times. No director of Willow Grove Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

Stockholder Nominations

     Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders or, in the case of this annual meeting, by June 11, 2003.

Executive Officers Who Are Not Directors

     Set forth below is the information with respect to the principal occupations during the last five years for the four executive officers of Willow Grove Bancorp and Willow Grove Bank who do not serve as directors. Ages are reflected as of June 30, 2003.


       Name           Age  Principal Occupation During the Past Five years
___________________ _____ _______________________________________________

Christopher E. Bell   45  Senior Vice President, Chief Financial Officer and
                          Corporate Secretary of Willow Grove Bancorp since
                          February 2002 and Senior Vice President and Chief
                          Financial Officer of Willow Grove Bank since July
                          2000; previously, Senior Vice President and Chief
                          Financial Officer of Willow Grove Bank and the former
                          Willow Grove Bancorp since July 2000; prior thereto,
                          Vice President and Controller of Willow Grove Bank.

Joseph M. Matisoff    57  Executive Vice President and Chief Operating Officer
                          of Willow Grove Bancorp and Willow Grove Bank since
                          July 2002; prior thereto, Senior Consultant of Ardmore
                          Banking Advisors, Ardmore, Pennsylvania, since
                          September 2001; President and Chief Executive Officer of Crusader Bank, Philadelphia, Pennsylvania from
                          August 2000 to September 2001; Senior Vice President and Chief Credit Officer of Cross Country Bank
                          Wilmington, Delaware from February 1998 to August
                          2000.

John T. Powers        53  Senior Vice President of Willow Grove Bancorp and
                          Senior Vice President, Community Banking and Corporate
                          Secretary of Willow Grove Bank.

Jerome P. Arrison     51  Senior Vice President and Treasurer of Willow Grove
                          Bank since December 2001; previously Vice President and Treasurer of Willow Grove Bank since July 1999.
                          Prior thereto, Chief Operating Officer of Delaware
                          First Financial, Wilmington, Delaware from 1989 to
                          July 1999.

Ammon J. Baus         54  Senior Vice President and Chief Lending Officer of
                          Willow Grove Bank since March 2003.  Prior thereto,
                          Credit Risk Officer of Fleet National Bank (formerly
                          Summit Bank, Princeton, New Jersey) from 1997 to 2003;
                          Vice President of Commercial Banking, Summit Bank
                          (formerly First Valley Bank) from 1994 to 1997.

Committees of the Board of Directors

     The Board of Directors of Willow Grove Bancorp has established an audit committee, compensation committee and nominating committee. Members of the Board also serve on committees of Willow Grove Bank.

     Audit Committee. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Willow Grove Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee is comprised of four directors who are independent directors as defined in the National Association of Securities Dealers' listing standards. The current members of the audit committee are Messrs. Hull and

Weihenmayer, Ms. Loring and Mr. Ramsey, who is Chairman of the committee. The audit committee met seven times in fiscal 2003. The audit committee charter as presently in effect was attached as Appendix A to our proxy statement for the 2002 Annual Meeting of Stockholders.

     Compensation Committee. It is the responsibility of the compensation committee of the Board of Directors to, among other things, oversee Willow Grove Bancorp's compensation and incentive arrangements for management. The current members of the committee are Messrs. Hull and O'Brien and Mr. Langan, who is Chairman of the Committee. No member of the compensation committee is a current or former officer or employee of Willow Grove Bancorp, Willow Grove Bank or any subsidiary. The report of the compensation committee with respect to compensation and benefits for the Chief Executive Officer and all other executive officers is set forth on page 11. The compensation committee met four times in fiscal 2003.

     Nominating Committee. The nominating committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. The current members of the nominating committee are Messrs. O'Brien and Kremp and Mr. Weihenmayer, who is Chairman of the Committee. The nominating committee did not meet in fiscal 2003; however, nominations for this annual meeting were considered in July 2003.

Compensation Committee Interlocks and Insider Participation

     The current members of the compensation committee are Messrs. Hull, O'Brien and Langan (Chairman). No member is a current or former officer or employee of Willow Grove Bancorp, Willow Grove Bank or any of our subsidiaries, or had any other relationship requiring disclosure hereunder.

Directors' Compensation

     Willow Grove Bancorp does not pay separate compensation to directors for their service on its Board of Directors. Members of Willow Grove Bank's Board of Directors, except for Mr. Marcell, receive $1,300 per Board meeting held and $600 per committee meeting attended, except members of the audit committee who receive $900 per committee meeting, and the loan committee and investment/asset liability committee members who receive $750 per committee meeting. The Chairman of the Board of Directors receives $2,000 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairman of the audit committee who receives $1,200 per meeting. To receive such compensation for membership on the board, directors may not be absent for more than two board meetings during the fiscal year. Compensation for committee meetings is paid only to those committee members who attend. Board fees are subject to periodic adjustment by the Board of Directors.

     Willow Grove Bank adopted a non-qualified retirement plan for the non-employee members of its Board of Directors. The retirement plan provides for fixed annual payments at retirement of the participant's vested percentage multiplied by the annual director's fee at retirement for a period of ten years. An individual director becomes 20% vested in the retirement plan after six years of service, with the vesting benefit increasing by 20% per year through year ten. Assuming the completion of ten years of service, a participant who retired in fiscal 2003 would be entitled to receive payments of $15,600. The retirement plan provides credit for years of service prior to the plan's adoption.

     Non-employee directors of Willow Grove Bank may receive additional compensation pursuant to Willow Grove Bank's directors and officers incentive compensation plan calculated as a percentage of the director's fees paid on an annual basis. The percentage is determined by several criteria related to Willow Grove Bank's financial performance. During fiscal 2003, non-employee directors received incentive compensation ranging from $2,500 to $3,552 pursuant to this plan.

_____________________________________________________________________________

                          EXECUTIVE COMPENSATION
_____________________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Willow Grove Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2003, 2002 and 2001 to the President and Chief Executive Officer, the four other executive officers of Willow Grove Bank whose salary plus bonus exceeded $100,000 and one additional officer who was not serving as an executive officer as of the end of fiscal 2003. Willow Grove Bancorp has not paid separate compensation to its officers and directors.

                                          Annual Compensation(2)   Long Term Compensation
------------------------------------------------------------------------------------------
                                                                            Awards
                                                                   -----------------------
                                                                   Restricted   Securities    All Other
    Name and                      Fiscal                             Stock      Underlying   Compensation
Principal Position                 Year      Salary    Bonus       Awards(3)(4)   Options     (5)(6)(7)
---------------------------------------------------------------------------------------------------------
Frederick A. Marcell Jr.(1)        2003     $239,327   $29,000     $511,600     75,000       $43,949
 President and Chief               2002      205,000      - -          - -       7,980        29,048
  Executive Officer                2001      204,558    27,000         - -        - -         26,108

Joseph M. Matisoff                 2003     $156,923   $ 2,500     $191,850     35,000       $  - -
  Executive Vice President and
    Chief Operating Officer

Christopher E. Bell                2003     $132,749   $23,250     $255,800     32,500       $29,526
  Senior Vice President,           2002      119,615      - -        92,934     20,834        22,406
    Chief Financial Officer        2001       99,577    12,000         - -        - -         15,662
    and Corporate Secretary

John T. Powers                     2003     $129,808   $22,250     $255,800     32,500       $29,182
  Senior Vice President,           2002      120,000      - -          - -       5,700        23,523
    Community Banking              2001      119,760    16,000         - -        - -         19,129

Thomas M. Fewer                    2003     $120,000   $  - -      $   - -        - -        $28,039
  Senior Vice President and        2002      120,000      - -          - -       3,420        23,523
   Lending Officer                 2001      119,760    16,000         - -        - -         19,129

Jerome P. Arrison                  2003     $109,538   $ 7,250     $127,900      32,500      $21,083
  Senior Vice President and        2002       94,760     4,175       90,515       5,700       13,791
    Treasurer, Willow Grove Bank   2001       82,356     9,000         - -         - -           825

___________________

(1) In fiscal 1998, Willow Grove Bank adopted a supplemental executive retirement plan for the benefit of Mr. Marcell. Willow Grove Bank accrued $60,000 with respect to such plan in each of fiscal 2003, 2002 and 2001.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of our management, the costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.

(3) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 1999 and 2002 Recognition Plans. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in trust and paid to the recipient when the restricted stock is earned.

(4) As of June 30, 2003, Messrs. Marcell, Matisoff, Bell, Powers, Fewer and Arrison had 56,357, 15,000, 32,870, 28,543, 8,543 and 18,429 shares of unearned restricted stock, respectively, pursuant to the 1999 and 2002 Recognition Plans, which had fair market values of $958,035, $255,000, $558,773, $485,231, $145,231 and $313,293 at June 30, 2003.

                                        (Footnotes continue on following page)

___________________

(5) Under Willow Grove Bank's 401(k) profit sharing plan for fiscal 2003, $6,769, $6,056, $5,981, $5,731 and $2,529 was allocated to the accounts of Messrs. Marcell, Bell, Powers, Fewer and Arrison, respectively.

(6) Under Willow Grove Bank's money purchase pension plan in fiscal 2003, $10,000, $6,313, $6,240, $6,000 and $4,990 was allocated to the accounts of Messrs. Marcell, Bell, Powers, Fewer and Arrison respectively.

(7) Includes the fair market value on June 30, 2003, of a share of Willow Grove Bancorp common stock ($17.00) multiplied by the 1,598, 1,009, 997, 959 and 798 shares allocated to the employee stock ownership plan accounts of Messrs. Marcell, Bell, Powers, Fewer and Arrison respectively, during fiscal 2003.

Employment Agreements

     In 1998, Willow Grove Bank entered into employment agreements with each of Messrs. Marcell, Powers and Fewer (the "Executives"), which agreements superseded existing employment agreements with such persons. Willow Grove Bank agreed to employ Mr. Marcell for a term of two years and Messrs. Powers and Fewer for a term of one year, in each case in their current respective positions. The agreements with the Executives set a base salary at their then current salary levels, which may be increased from time to time by the Board of Directors. Willow Grove Bank entered into employment agreements with Messrs. Bell and Matisoff (also "Executives") in July 2000 and July 2002, respectively, for terms of one year at their then current salary levels and which otherwise were substantially identical to the agreement with Messrs. Powers and Fewer. The term of the Executives' employment agreements are extended annually for a successive additional one-year period unless Willow Grove Bank provides not less than 60 days prior notice not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by Willow Grove Bank. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination without good cause (as defined in the agreement) or termination by Willow Grove Bank for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by Willow Grove Bank or Willow Grove Bank changes the Executive's title or duties or (ii) the employment agreement is terminated by Willow Grove Bank other than for cause, disability, retirement or death, the Executives will be entitled to the payment of their base salary for the remaining unexpired term of the employment agreement as cash severance. In the event that the Executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the Executives will be entitled to a cash severance amount equal to their base salary plus bonus received in the prior year, multiplied by the number of years in the initial term of the employment agreement (two in the case of Mr. Marcell and one in the case of the other Executives). In the event that cash severance payments are triggered for Mr. Marcell, Mr. Marcell and his spouse shall also be entitled to continuation at Willow Grove Bank's expense of certain insurance benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the Executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

     A change in control is generally defined in the employment agreements to include any change in control of Willow Grove Bancorp required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of Willow Grove Bancorp and (ii) a change in a majority of the directors of Willow Grove Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Willow Grove Bancorp at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of Willow Grove Bancorp, our management does not believe that the terms thereof would have a significant anti-takeover effect. Willow Grove Bancorp and/or Willow Grove Bank may determine to enter into similar employment agreements with other officers in the future.

Money Purchase Plan

     Willow Grove Bank maintains a Money Purchase Plan which provides retirement benefits for all full-time employees who have attained the age of 21 and have completed one year of service with Willow Grove Bank. The Money Purchase Plan is a tax-qualified money purchase plan pursuant to which Willow Grove Bank's contributions are fixed based upon the compensation of each participant. For each participant, Willow Grove Bank's contribution is an amount equal to a percentage of the participant's base salary. With the consent of the Money Purchase Plan's administrator, the Money Purchase Plan may also accept rollover contributions from employees. Messrs. Marcell, Bell, Matisoff and Powers are trustees of the Money Purchase Plan. A participant's account balance becomes 100% vested after completion of six years of service. A participant also becomes 100% vested in his account balance in the event of death, disability or retirement. Normal retirement age under the Money Purchase Plan is 65. Retirement expense is funded as accrued and amounted to $229,000 for fiscal 2003, $301,000 for fiscal 2002 and $269,000 for fiscal year 2001.

Supplemental Executive Retirement Plan

     Willow Grove Bank adopted a supplemental executive retirement plan in fiscal 1998 in order to supplement the retirement benefits payable to Mr. Marcell pursuant to Willow Grove Bank's qualified plans. The supplemental executive retirement plan provides for payments for a period of ten years beginning at retirement based on a percentage of annual cash compensation. Assuming Mr. Marcell remains in Willow Grove Bank's employ until age 68, the supplemental executive retirement plan provides for an annual benefit equal to 50% of his annual cash compensation. In the event that Mr. Marcell retires prior to age 68, his benefit will be reduced in increments of 5% per year. Following a change in control (as defined in the supplemental executive retirement plan), Mr. Marcell may terminate his employment and receive benefits as if he had worked until age 68. Willow Grove Bank accrued $60,000 on a pre-tax basis, or approximately $40,000 after tax, for each of the years ended June 30, 2003, 2002 and 2001, respectively, which included estimated costs for past service.

Stock Options

           Stock Option Grants During Fiscal Year 2003

     The following table sets forth, with respect to each executive officer named in the Summary Compensation table, information with respect to stock options granted during fiscal 2003.


                                                                                       Potential Realizable
                               Individual Grants                                        Value at Assumed
------------------------------------------------------------------------------------- Annual Rates of Stock
                              Number of     Percent of Total                          Price Appreciation for
                             Securities     Options Granted    Exercise                   Option Term(2)
                             Underlying     to Employees in     Price      Expiration -----------------------
Name                      Options Granted     Fiscal Year     ($/Sh)(1)       Date         5%       10%
------------------------ ----------------- ----------------- ------------ ----------- ----------- -----------
Frederick A. Marcell Jr.       75,000           21.1%           $12.79      11/25/12    $603,000  $1,528,500
Joseph M. Matisoff             35,000            9.9             12.79      11/25/12     281,400     713,300
Christopher E. Bell            32,500            9.2             12.79      11/25/12     261,300     662,350
John T. Powers                 32,500            9.2             12.79      11/25/12     261,300     662,350
Jerome P. Arrison              32,500            9.2             12.79      11/25/12     261,300     662,350

___________________

(1) The exercise price was based on the market price of the common stock on the date of the grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

    Aggregate Option Exercises in Last Fiscal Year and Year End Option Values

     The following table sets forth, with respect to each executive officer named in the Management Compensation table, information with respect to exercise of stock options, the number of options held at the end of the June 30, 2003 fiscal year and the value with respect thereto.

                                                          Number of               Value of Unexercised
                                                     Unexercised Options          in the Money Options
                            Shares                   at Fiscal Year End           at Fiscal Year End(1)
                           acquired      Value    --------------------------   ---------------------------
Name                      on Exercise   Realized  Exercisable  Unexercisable   Exercisable   Unexercisable
------------------------ ------------ ----------- ----------- ---------------- ------------ --------------
Frederick A. Marcell Jr.      --      $    --     24,580        96,707         $313,214      $570,674
Joseph M. Matisoff            --           --         --        35,000               --       147,350
Christopher E. Bell        4,332       43,344      4,166        52,816           36,108       328,811
John T. Powers                --           --     15,550        47,276          197,580       309,418
Thomas M. Fewer           16,006       63,614         --        12,952               --       156,784
Jerome P. Arrison          1,500       17,828      2,376        38,884           25,980       200,107

___________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at June 30, 2003 ($17.00) and the exercise price of the options ($12.79, $8.33 and $3.97 for options granted in fiscal 2003, 2002 and 1999, respectively).

Transactions With Certain Related Persons

     In accordance with applicable federal laws and regulations, Willow Grove Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Willow Grove Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (a) is widely available to employees of the institution and (b) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Willow Grove Bank's policy is in compliance with Section 22(h) of the Federal Reserve Act.
_____________________________________________________________________________

                     REPORT OF THE COMPENSATION COMMITTEE
_____________________________________________________________________________

     The compensation committee establishes the policies for the compensation of senior management of Willow Grove Bancorp and Willow Grove Bank to promote recruiting and retaining the best qualified management, developing and implementing methods to motivate executives, rewarding management for exemplary performance, and ensuring that the compensation of senior management is aligned with Willow Grove Bancorp's objective of enhancing shareholder value.

     The committee submitted and the Board of Directors approved in September the attached charter for the Compensation Committee.

General Compensation Policy

     At the direction of the compensation committee The Human Resources Department engaged an independent consulting firm, HRA Services Inc., to assist in the formulation of The Salary Administration Program. The program covers all employees and began in fiscal 2003. Beginning with creating position descriptions for each position in the bank, positions were ranked by comparison to establish position levels. Benchmark positions were identified and salaries for those positions based on salary survey information gathered within and outside the area and the industry were established. Salary ranges were then derived as the product of internal relative position valuing and external comparison.

Executive Salary Compensation

     When establishing it's recommendations to the Board of Directors concerning the compensation of the President/CEO and senior management, the committee considers certain factors such as, but not limited to, the overall performance of Willow Grove Bancorp during the fiscal year under consideration, including shareholder returns and return on equity. Additionally, the committee considers the individual's contribution into areas such as market share, asset quality and the efficiency ratio, Willow Grove Bancorp's regulatory ratings, the compensation level of comparable management positions as contained in the Salary Administration Program, and when considering the President/CEO's compensation, the committee takes into consideration his overall management effectiveness and leadership, in addition to his involvement in the community and professional organizations which enhances Willow Grove Bancorp's image.

     For the fiscal year ended June 30, 2003, Mr. Marcell's salary totaled $239,327, which represented a 16.7% increase from fiscal year ended June 30, 2002. In determining his salary, the committee considered such factors, including, but not limited to, Willow Grove Bancorp's profitability in its most recent fiscal year, returns to shareholders, including market appreciation and increased cash dividends, and the completion of a successful second step conversion.

     With respect to the Bank's senior officers other than the President/CEO the compensation committee considered salary recommendations prepared by the President/CEO for fiscal 2003. These salaries fell within the appropriate range for the designated level as defined in The Salary Administration Program being in the upper two thirds of the range. The committee recommended and the Board of Directors approved the salaries of the senior officers and the President/CEO.

     The salary paid to the President/CEO for fiscal 2003 was $239,327. The salary was determined in accordance with the Salary Administration Program and reflects a standing in the relevant salary range in effect as of January 1, 2002.

Executive Incentive Compensation

     There is in place an incentive plan covering directors, President/CEO, senior management, and management. Incentive compensation is determined by a quantitative and qualitative formula that measures Willow Grove Bancorp's performance to regulatory and audit standards, specific goals for return on equity, efficiency ratios and asset quality. Quantitative comparison to peer performance is made and is factored into the incentive compensation formula. There is the opportunity for discretionary incentive for the President/CEO and senior management. The maximum discretionary portion of the incentive plan for the President/CEO is two and one half percent of salary and for senior management is five percent. During the fiscal year 2003, the President/CEO and other executive officers were eligible for an incentive bonus based upon Willow Grove Bancorp's performance for the year ended June 30, 2002 and other factors. The Incentive payment for the President/CEO was 14% and ranged from 0% to 19% for the other senior management identified in the Executive Compensation table on page 7. Based upon Willow Grove Bancorp's performance for the fiscal year ended June 30, 2001, no incentive payment was made during the fiscal year ended June 30, 2002 to the President/CEO or certain members of senior management.

2002 Recognition and Retention Plan and Trust Agreement and 2002 Stock Option
Plan

     As part of the provisions of Willow Grove Bank's second step conversion in April 2002, Willow Grove Bancorp anticipated issuing additional stock options and recognition plan grants. On November 8, 2002 shareholders approved these plans to enhance the compensation of senior management.

     Based on the individual employee's contribution to Willow Grove
Bancorp's performance and in anticipation of future contributions, combined with length of service, and in an effort to retain qualified employees, on November 25, 2002, the Board of Directors approved the grants and awards under the 2002 Recognition and Retention Plan and 2002 Stock Option Plan.

     The committee met three times during the fiscal year.

     No members of the compensation committee were considered insiders, nor were there interlocking relationships or relationships with Willow Grove Bancorp. All compensation committee recommendations and issues regarding executive compensation were submitted to the full Board of Directors for approval.



                                   William W. Langan,
                                        Compensation Committee Chairman
                                   Lewis W. Hull
                                   A. Brent O'Brien

_____________________________________________________________________________

                            PERFORMANCE GRAPH
_____________________________________________________________________________

     The following graph demonstrates comparison of the cumulative total returns for the common stock of Willow Grove Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The Company stock of our predecessor mid-tier mutual holding company began trading on the Nasdaq on December 24, 1998. The graph includes adjustments to reflect the reorganization we completed on April 3, 2002 and assumes that our investor originally purchased shares of our predecessor mid-tier company on December 24, 1998 and exchanged his or her shares in April 2002 pursuant to the exchange ratio for our second step conversion.


                   [TOTAL RETURN PERFORMANCE* GRAPH]



                                                     Period Ending
                          ---------------------------------------------------------
Index                     12/24/98  06/30/99  06/30/00  06/30/01 06/30/02 06/30/03
-----------------------------------------------------------------------------------
Willow Grove Bancorp, Inc.  100.00     98.33    102.80    132.05   293.48   435.22
NASDAQ                      100.00    124.20    183.63     99.54    67.87    75.68
SNL Thrift Index            100.00    104.18     87.62    151.68   179.77   207.96

___________________

* Source: SNL Securities, LC

  The above graph represents $100 invested in our common stock at $10.00 per share on December 24, 1998. The cumulative total returns include the payment of dividends by Willow Grove Bancorp.

_____________________________________________________________________________

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_____________________________________________________________________________

     The following table sets forth as of September 22, 2003, the voting record date, certain information as to the common stock beneficially owned by
(i) each person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Willow Grove Bancorp, (iii) certain executive officers of Willow Grove Bancorp; and (iv) all directors and executive officers of Willow Grove Bancorp as a group.

                                         Amount and Nature
          Name of Beneficial               of Beneficial
          Owner or Number of              Ownership as of         Percent of
           Persons in Group             September 22, 2003(1)   Common Stock(18)
----------------------------            ---------------------   ----------------

Willow Grove Bank 401(k) Employee Stock
  Ownership Plan Trust
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002                1,163,546(2)            11.37%


Directors:
   Lewis W. Hull                                 41,623(3)(4)             *
   Charles F. Kremp, 3rd                         91,291(3)(4)             *
   William W. Langan                             74,133(3)(5)             *
   Rosemary C. Loring, Esq.                      48,229(6)                *
   Frederick A. Marcell Jr.                     188,556(7)(8)          1.84
   A. Brent O'Brien                              48,692(3)(9)             *
   Samuel H. Ramsey, III                         92,682(3)(10)            *
   William B. Weihenmayer                        78,168(3)(11)            *


Other Named Executive Officers:
   Joseph M. Matisoff                            17,050(12)
   Christopher E. Bell                           77,609(8)(13)            *
   John T. Powers                                89,318(8)(14)            *
   Thomas M. Fewer                               95,650(15)               *
   Jerome P. Arrison                             25,723(16)               *


All Directors and Executive Officers
  as a group (14 persons)                       968,724(17)            9.35

___________________

*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                        (Footnotes continue on following page)

___________________

(2) The Willow Grove Bank 401(k) employee stock ownership plan trust was established pursuant to the Willow Grove Bank 401(k) employee stock ownership plan by an agreement between Willow Grove Bank and Messrs. Marcell, Matisoff, Bell and Powers who act as trustees of the plan. As of June 30, 2003, 376,310 shares held in the trust had been allocated to the accounts of participating employees. Under the terms of the 401(k) employee stock ownership plan, the plan trustees vote all allocated shares in accordance with the instructions of the participating
     employees.   Any unallocated shares are generally required to be voted
     by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participant's under the employee stock ownership plan provisions.

(3) Includes 4,088 shares and 12,828 shares held in the 1999 and 2002 Recognition Plan trusts, respectively, and allocated to the accounts of each of the directors other than Ms. Loring and Mr. Marcell.

(4) Includes 4,501 shares and 3,648 shares which may be acquired upon the exercise of stock options, exercisable within sixty (60) days of the voting record date, by Mr. Hull and Mr. Kremp, respectively.

(5) Includes 24,202 shares held by Mr. Langan's spouse and 21,569 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date.

(6) Includes 11,500 shares held by Ms. Loring's spouse, 19,400 shares held in Ms. Loring's individual retirement account and 4,501 shares which may be acquired upon the exercise of stock options exercisable within sixty
     (60) days of the voting record date.

(7) Includes 73,329 shares held in Mr. Marcell's account in Willow Grove Bank's 401(k) retirement plan, 16,357 and 40,000 shares held in the 1999 and 2002 Recognition Plan trusts, respectively, allocated to Mr. Marcell, 32,241 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 5,989 shares which have been allocated to Mr. Marcell's account in Willow Grove Bank's employee stock ownership plan and 684 shares held by Mr. Marcell's spouse in her IRA account over which Mr. Marcell disclaims beneficial ownership.

(8) Excludes shares held in the employee stock ownership plan other than the 5,989, 3,447 and 3,966 shares allocated to the individual accounts of Messrs. Marcell, Bell and Powers, respectively. Messrs. Marcell, Matisoff, Bell and Powers, as trustees of the employee stock ownership plan, vote all shares of Willow Grove Bancorp common stock held in the plan trust. The trustees must vote allocated shares in accordance with the instructions of the participating employees. The trustees disclaim beneficial ownership of shares held in the employee stock ownership plan trust over which they share voting and dispositive power.

(9) Includes 7,245 shares held by Mr. O'Brien's spouse and 15,445 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date.

(10) Includes 19,173 shares held in a trust for which Mr. Ramsey is a beneficiary and 7,237 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date.

(11) Includes 12,500 shares held by Mr. Weihenmayer's spouse, 8,149 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date and 5,000 shares held by Mr. Weihenmayer's son over which Mr. Weihenmayer disclaims beneficial ownership.

(12) Includes 500 shares held in Mr. Matisoff's individual retirement account and 15,000 shares held in the 2002 Recognition Plan trust.

                                        (Footnotes continue on following page)

___________________

(13) Includes 4,104 shares held jointly with Mr. Bell's spouse, 466 shares held by Mr. Bell's spouse, 14,777 shares held in Mr. Bell's account in Willow Grove Bank's 401(k) retirement plan, 5,990 shares which may be acquired upon the exercise of stock options exercisable within sixty
     (60) days of the voting record date, 3,447 shares which have been allocated to Mr. Bell's account in the employee stock ownership plan and 32,870 shares held in the 1999 and 2002 Recognition Plan trusts allocated to Mr. Bell.

(14) Includes 14,375 shares held jointly with Mr. Powers' spouse, 529 shares held by Mr. Powers' children, 21,248 shares held in Mr. Powers' account in Willow Grove Bank's 401(k) retirement plan, 20,657 shares which may be acquired upon the exercise of stock options exercisable within sixty
     (60) days of the voting record date, 3,966 shares which have been allocated to Mr. Power's account in the employee stock ownership plan and 28,543 shares held in the 1999 Recognition Plan trust allocated to Mr. Powers.

(15) Includes 40,000 shares held jointly with Mr. Fewer's spouse, 2,000 shares held by Mr. Fewer's children, 36,070 shares held in Mr. Fewer's account in Willow Grove Bank's 401(k) retirement plan, 5,107 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 3,930 shares which have been allocated to Mr. Fewer's account in the employee stock ownership plan and 8,543 shares held in the 1999 Recognition Plan trust allocated to Mr. Fewer.

(16) Includes 1,188 shares held in Mr. Arrison's account in Willow Grove Bank's 401(k) retirement plan, 3,288 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 1,568 shares which have been allocated to Mr. Arrison's account in the employee stock ownership plan and 18,429 shares held in the 1999 and 2002 Recognition Plan trusts allocated to Mr. Arrison.

(17) The amount of common stock beneficially owned by all directors and executive officers as a group does not include the unallocated shares held in the employee stock ownership plan trust.

(18) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Willow Grove Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish Willow Grove Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2003, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, except for Mr. Baus who was late filing his Form 3 and one Form 4 reporting the grant of stock options during the fiscal year.

_____________________________________________________________________________

                 RATIFICATION OF APPOINTMENT OF AUDITORS
_____________________________________________________________________________

     The Board of Directors of Willow Grove Bancorp has appointed KPMG LLP, independent certified public accountants, to perform the audit of Willow Grove Bancorp's financial statements for the year ending June 30, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

     Willow Grove Bancorp has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with Willow Grove Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint KPMG LLP as Willow Grove Bancorp's auditors, Willow Grove Bancorp's audit committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, Willow Grove Bancorp's auditors performed tax-related services, including the completion of Willow Grove Bancorp's corporate tax returns, in fiscal 2003. The audit committee believes that KPMG LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by KPMG LLP for its audit of Willow Grove Bancorp's annual financial statements for fiscal 2003 and 2002 and for its reviews of Willow Grove Bancorp's unaudited interim financial statements included in the Form 10-Q filed by Willow Grove Bancorp during fiscal 2003 and 2002 were $115,844 and $96,000, respectively.

Audit Related Fees

     The aggregate amounts of audit related fees billed by KPMG LLP, primarily consisting of fees for audits of certain employee benefit plans, agreed-upon procedures performed in connection with student loans and due diligence services, for fiscal 2003 were $91,032. Audit related fees in fiscal 2002 amounted to $243,500, primarily related to the reorganization of Willow Grove Bancorp completed during the fiscal year with a lesser amount attributable to agreed upon procedures performed in connection with student loans.

Tax Fees

     The aggregate amounts of fees billed by KPMG LLP attributable to tax related services, consisting of fees for tax consultation and tax compliance services, during fiscal 2003 and 2002 were $31,500 and $78,400 respectively.

All Other Fees

     All fees billed by KPMG LLP for services rendered to Willow Grove Bancorp during fiscal 2003 and 2002 were reported above.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending June 30, 2004.

_____________________________________________________________________________

                      REPORT OF THE AUDIT COMMITTEE
_____________________________________________________________________________

     The functions of the audit committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Willow Grove Bank and Willow Grove Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function.

     The audit committee has reviewed and discussed Willow Grove Bancorp's audited financial statements with management. The audit committee has discussed with Willow Grove Bancorp's independent auditors, KPMG LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with audit committees." The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with KPMG LLP, the independent auditor's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Willow Grove Bancorp's Annual Report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.


                                   Samuel H. Ramsey, III, CPA,
                                        Audit Committee Chairman
                                   Lewis W. Hull
                                   Rosemary C. Loring, Esq.
                                   William B. Weihenmayer

_____________________________________________________________________________

                          STOCKHOLDER PROPOSALS
_____________________________________________________________________________

     Any proposal which a stockholder wishes to have included in the proxy materials of Willow Grove Bancorp relating to the next annual meeting of stockholders of Willow Grove Bancorp, which is scheduled to be held in November 2004, must be received at the principal executive offices of Willow Grove Bancorp, Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002,
Attention: Christopher E. Bell, Corporate Secretary, no later than June 12, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in Willow Grove Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Willow Grove Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by June 12, 2004. The notice must include the information required by Section 2.10 of our Bylaws.

_____________________________________________________________________________

                              ANNUAL REPORTS
_____________________________________________________________________________

     A copy of Willow Grove Bancorp's Annual Report to Stockholders for the year ended June 30, 2003 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any stockholder without charge a copy of Willow Grove Bancorp's Annual Report on Form 10-K for fiscal 2003 required to be filed with the SEC. Such written requests should be directed to Mr. Christopher E. Bell, Chief Financial Officer, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002. The Form 10-K is not part of the proxy solicitation materials.

_____________________________________________________________________________

                              OTHER MATTERS
_____________________________________________________________________________

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Willow Grove
Bancorp.   Willow Grove Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Willow Grove Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Willow Grove Bancorp may solicit proxies personally or by telephone without additional compensation.

                                                                   Appendix A

                    WILLOW GROVE BANCORP, INC.
                  COMPENSATION COMMITTEE OF THE
                        BOARD OF DIRECTORS

                             CHARTER

Purpose and Authority
_____________________

     The purpose of the Compensation Committee of the Board of Directors of Willow Grove Bancorp, Inc. (the "Company") is to:

     * provide advice to management and make recommendations to the Board of Directors regarding the Company's policies and procedures with respect to significant compensation and benefits issues;

     * establish and maintain a competitive, fair and equitable compensation and benefits policy designed to attract, develop, motivate and retain directors and officers and employees;

     * review and recommend appointments, promotions and salary increases to the Board for Senior Vice Presidents through Chief Executive Officer, based upon the annual review of their performance;

     * review with management and recommend to the Board of Directors new employee benefits plans and changes to existing plans of a significant nature;

     * review with management and make recommendations to the Board of Directors with respect to employment contracts and other compensation arrangements with the Company's officers;

     * review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluate his/her performance in light of those goals and objectives, and establish his/her compensation level based on this evaluation;

     * annually approve the goals for the incentive compensation plan and equity-based plans and approve awards under such plans, if appropriate, or recommend approval of such awards by the appropriate committee or the Board of Directors;

     * prepare an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations of the Nasdaq Stock Market, Inc. ("Nasdaq"), U.S. Securities & Exchange Commission and other applicable regulatory bodies; and

     * annually review director compensation studies and recommend remuneration for the directors.

     The Committee shall meet with the Chief Executive Officer to review corporate performance, major changes in organizational plans and the performance of key executives.

     The Committee is designated by the Board of Directors and receives its authority from the Board to which it reports. The Board has vested in the Committee the authority to carry out the responsibilities as noted in this Charter. To such end, the Committee is authorized to employ independent counsel, consultants and such other outside assistance, as it may deem necessary. The Committee shall have access to data, information and relevant documents in the Company's possession required to effectively execute its responsibilities.

                                   A-1

Membership
__________

     The Compensation Committee shall be comprised of three (3) or more directors as determined by the Board of Directors, each of whom shall be independent, as defined by the regulations of the SEC and the listing standards of the Nasdaq, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Committee shall be appointed by the Board of Directors, may be removed by the Board of Directors and will serve until their successors shall be duly selected and qualified. Unless a Chairman is designated by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

Administrative Procedures
_________________________

     The Committee shall meet at least semi-annually, or as frequently as deemed necessary by the Committee Chairman to fulfill its responsibilities. The regular attendance of non-Committee members is permitted at the invitation of the Committee Chairman. A quorum shall consist of a majority of the Committee members. The Committee Chairman shall report the Committee's activities and make recommendations to the Board.

Annual Performance Evaluation
_____________________________

     The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee.

     This Charter was reviewed by the Compensation Committee members and recommended to and approved by the Board of Directors on September 23, 2003.


































                                   A-2


[X] Please Mark Votes              REVOCABLE PROXY
    As in This Example        WILLOW GROVE BANCORP, INC.
                            ANNUAL MEETING OF STOCKHOLDERS



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2003 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Grove Bancorp held of record by the undersigned on September 22, 2003 at the Annual Meeting of Stockholders to be held in the Fairway Room at North Hills Country Club, located at 99 Station Avenue, North Hills, Pennsylvania on Wednesday, November 12, 2003, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [  ] FOR                 [  ] WITHHOLD               [  ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2006:
______________________________________________

      Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the fiscal year ending June 30, 2004.

     [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of KPMG LLP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF WILLOW GROVE BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF WILLOW GROVE BANCORP'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                          ________________________
Please be sure to sign and date           Date
      in the box below.
_____________________________________________________________________________



      Stockholder sign above               Co-holder (if any) sign above
____                         _____________                              _____




...............................................................................
 Detach above card, mark, sign, date and return using the enclosed envelope.


                         WILLOW GROVE BANCORP, INC.


______________________________________________________________________________

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE

The above hereby acknowledges receipt from Willow Grove Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, Proxy Statement and the Company's 2003 Annual Report to Stockholders.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.
When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.
______________________________________________________________________________


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.


___________________________________


___________________________________


___________________________________

                 [LETTERHEAD OF WILLOW GROVE BANCORP, INC.]



                                                              October 10, 2003



To: 401(k) Participants in Willow Grove Bank's 401(k)/Employee Stock Ownership Plan

Re:  Instructions for voting shares held in your 401(k) sub-accounts

     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Grove Bancorp allocated to your 401(k) sub-accounts will be voted. If you also hold shares in the ESOP portion of the plan, you will receive separate materials to instruct the voting of those shares.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your 401(k) sub-accounts. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held in your 401(k) sub-accounts by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided. The Plan Administrator will certify the totals to the 401(k)/ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) sub-accounts will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your 401(k) sub-accounts under the 401(k)/ESOP. If you also own shares of Willow Grove Bancorp common stock outside of the 401(k)/ESOP, you should receive other voting material for those shares owned by you individually and not under the 401(k)/ESOP. Please return all your voting material so that all your shares may be voted.


                                    Sincerely,

                                    /s/ Frederick A. Marcell Jr.
                                    _____________________________________
                                    Frederick A. Marcell Jr.
                                    President and Chief Executive Officer





[X] Please Mark Votes          401(k) VOTING INSTRUCTION BALLOT
    As in This Example             WILLOW GROVE BANCORP, INC.


     The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my 401(k) sub-accounts as of September 22, 2003 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [  ] FOR                 [  ] WITHHOLD               [  ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2006:

     Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.


Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the fiscal year ending June 30, 2004.


   [  ] FOR                   [  ] AGAINST                [  ] ABSTAIN


3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of KPMG LLP.


                                          ________________________
Please be sure to sign and date           Date
       in the box below.
_____________________________________________________________________________



      Stockholder sign above               Co-holder (if any) sign above
____                         _____________                              _____

...............................................................................
  Detach above card, sign, date and mail in postage paid envelope provided.

                        WILLOW GROVE BANCORP, INC.

_____________________________________________________________________________

                   PLEASE MARK, SIGN, DATE AND RETURN
                401(k) VOTING INSTRUCTION BALLOT PROMPTLY.
_____________________________________________________________________________


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.


___________________________________


___________________________________


___________________________________

                   [Letterhead of Willow Grove Bancorp,Inc.]


                                                              October 10, 2003



To: ESOP Participants in Willow Grove Bank's 401(k)/Employee Stock Ownership
    Plan

Re: Instructions for voting shares held in your ESOP sub-account

    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Grove Bancorp allocated to your ESOP sub-account will be voted. If you also hold shares in the 401(k) portion of the plan, you will receive separate materials to instruct the voting of those shares.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your ESOP sub-account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held in your ESOP sub-account by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided. The Plan Administrator will certify the totals to the 401(k)/ESOP Trustees for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions are not received, the shares allocated to your ESOP sub-account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to you in your ESOP sub-account under the 401(k)/ESOP. If you also own shares of Willow Grove Bancorp common stock outside of the 401(k)/ESOP, you should receive other voting material for those shares owned by you individually and not under the 401(k)/ESOP. Please return all your voting material so that all your shares may be voted.

                                      Sincerely,

                                      /s/ Frederick A. Marcell Jr.
                                      _____________________________________
                                      Frederick A. Marcell Jr.
                                      President and Chief Executive Officer





[X] Please Mark Votes      ESOP VOTING INSTRUCTION BALLOT
    As in This Example       WILLOW GROVE BANCORP, INC.

     The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my ESOP sub-account as of September 22, 2003 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [  ] FOR                 [  ] WITHHOLD               [  ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2006:

       Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the fiscal year ending June 30, 2004.

    [  ] FOR                  [  ] AGAINST                [  ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of KPMG LLP.


                                          ________________________
Please be sure to sign and date           Date
       in the box below.
_____________________________________________________________________________



      Stockholder sign above               Co-holder (if any) sign above
____                         _____________                              _____


...............................................................................
   Detach above card, sign, date and mail in postage paid envelope provided.

                   WILLOW GROVE BANCORP, INC.

______________________________________________________________________________

               PLEASE MARK, SIGN, DATE AND RETURN
            ESOP VOTING INSTRUCTION BALLOT PROMPTLY.
______________________________________________________________________________


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.


___________________________________


___________________________________


___________________________________

                [LETTERHEAD OF WILLOW GROVE BANCORP, INC.]

                                                             October 10, 2003


To: Persons Granted Restricted Stock Under Willow Grove Bancorp's Recognition and Retention Plans

     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted common stock of Willow Grove Bancorp granted to you pursuant to the 1999 and/or 2002 Recognition and Retention Plans will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting F instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                    Sincerely,

                                    /s/ Frederick A. Marcell Jr.
                                    _____________________________________
                                    Frederick A. Marcell Jr.
                                    President and Chief Executive Officer




[X] Please Mark Votes      RECOGNITION PLAN VOTING INSTRUCTION BALLOT
    As in This Example           WILLOW GROVE BANCORP, INC.




     The undersigned hereby instructs the Trustees of the 1999 and 2002 Recognition and Retention Plans ("Recognition Plans") of Willow Grove Bancorp, Inc. to vote, as designated below, all the shares of common stock of Willow Grove Bancorp granted pursuant to the Recognition Plans to the undersigned as of September 22, 2003 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 12, 2003, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [  ] FOR                  [  ] WITHHOLD               [  ] FOR ALL EXCEPT



Nominees for three-year term expiring in 2006:

    Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


______________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the fiscal year ending June 30, 2004.

    [  ] FOR                  [  ] AGAINST                [  ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of KPMG LLP. If you do not return this card, your shares will be voted by the Trustees for the Board's nominees for director and for the ratification of KPMG LLP.




                                          ________________________
Please be sure to sign and date           Date
     in the box below.
_____________________________________________________________________________



      Stockholder sign above               Co-holder (if any) sign above
____                         _____________                              _____



...............................................................................
     Detach above card, sign, date and return to the administrator of the
                             Recognition Plan.

                          WILLOW GROVE BANCORP, INC.

_____________________________________________________________________________

               PLEASE MARK, SIGN, DATE AND RETURN
      RECOGNITION PLAN VOTING INSTRUCTION BALLOT PROMPTLY
_____________________________________________________________________________